EXHIBIT 99.1
[STANDARD AND POOR'S LOGO]
Standard & Poor's Ratings Services
SUBPRIME_POSITION                                                     02-03-2005
FFFC_DecDelivery                                                     11:51:28 PM


                                                                           FINAL
                   POOL/PORTFOLIO LOSS COVERAGE SUMMARY REPORT



                                                   'AAA'
-----------------------------------------------------------                         Pool Modified Date - 02/03/2005
Weighted Average Foreclosure Frequency             38.45
Loss Severity                                      54.57                         Total Analyzed Balance $ 1,811,044,921.79
-----------------------------------------------------------
Net Loss Coverage                                  20.98
Simultaneous Seconds Factor                        1.04 (x)
-----------------------------------------------------------                -----------------------------------------------
LC after Simultaneous Seconds Factor               21.82                              Total Loans in Pool  8,215
Pool Size Factor                                   1.00 (x)                 Total Loans with FATAL Errors  0
-----------------------------------------------------------                   Total Loans with Assumptions 0
Total Loss Coverage                                21.82                      Total Loans Analyzed         8,215
                                                                           -----------------------------------------------
Rating Category           Total LC   Total WAFF   Total LS
---------------           --------   ----------   --------
'AAA'                       21.82        39.98        54.57
'AA+'                       18.08        36.75        49.19
'AA'                        14.38        30.91        46.53
'AA-'                       13.08        28.99        45.12
'A+'                        11.59        27.18        42.65
'A'                         10.41        25.24        41.25
'A-'                        9.45         23.70        39.85
'BBB+'                      8.54         21.89        38.99                 Range of Expected Loss
'BBB'                       7.73         20.29        38.13                 ----------------------
'BBB-'                      6.75         18.01        37.47               1.79 % <----------> 2.98 %
'BB+'                       5.71         15.52        36.82
'BB'                        4.75         13.00        36.49
'BB-'                       3.94         10.91        36.17      $ 32,350,008.57 <----------> $ 53,916,680.96
'B+'                        3.16         8.81         35.84
'B'                         2.38         6.71         35.51
'B-'                        1.61         4.61         34.86



                                                                                                       Coverage Amount
OTHER RISKS                                                              Coverage Amount($)            % of Total Pool
                                                                         ------------------            ---------------
                                                    Bankruptcy
                  Sum[(0.06% x Balance) of loans with Original
          (or Adjusted, if applicable) 1st/Combined LTV > 75%]                   952,544.91                      0.053
                                                       Minimum                   100,000.00

                                                         Fraud                               'AAA'
                                                        Year 1                                  3.00
                                                        Year 2                                  2.00
                                                        Year 3                                  1.00
                                                        Year 4                                  1.00
                                                        Year 5                                  1.00

                                                Special Hazard
                                           1% of Total Balance                18,110,449.22                      1.000
                                      2 x Largest Loan Balance                 2,000,000.00                      0.110
                             Largest Balance in CA Zip - 91913                11,483,050.00                      0.634
                                                       Minimum                 9,055,224.61                      0.500




The above analysis is based upon the input data , which data may be obsolete , inaccurate or incomplete , and Standard & Poor's may apply other requirements to a transaction involving the loans analyzed. Ratings requirements are subject to change. The information contained herein does not indicate that Standard & Poor's has consented to being an "expert" under the Federal securities laws and this analysis is not a recommendation to buy , hold or sell residential mortgage loans or pools of loans. House price movements used in calculating the S&P Housing Volatility Index, and to update LTVs in seasoned loans, are obtained from the Office of Federal Housing Enterprise Oversight (OFHEO), an agency of the U.S. Federal Government.

All data in this report refers to Analyzed Loans

Report 17   Standard & Poor's LEVELS(R) ver 5.6 [THE MCGRAW-HILL COMPANIES LOGO]